This **SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT** (the "***Agreement***") is dated as of September 14, 2016 and is by and among **DEUTSCHE BANK AG, NEW YORK BRANCH,** a branch of Deutsche Bank AG, a German Bank, authorized by the New York Department of Financial Services, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors and assigns, "***Lender***"), SLC Lake Pointe Equities LLC, a Delaware limited liability company, having an office at 520 SW 6th Avenue, Suite 610, Portland, Oregon 97204 ("***Landlord***"), and eHealthInsurance Services, Inc., a Delaware corporation, having an office at Lake Pointe Corporate Centre – Building Three ("***Tenant***").

WHEREAS, Lender has made or intends to make a loan to Landlord (the "***Loan***"), which Loan shall be evidenced by one or more promissory notes (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "***Promissory Note***") and secured by, among other things, that certain Mortgage or Deed of Trust, Assignment of Leases and Rents and Security Agreement (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the "***Mortgage***") encumbering the real property located in Lake Pointe Corporate Centre – Building Three more particularly described on **Exhibit A** annexed hereto and made a part hereof (the "***Property***");

WHEREAS, by a lease agreement (the "***Lease***") dated May 7, 2012, between Landlord (or Landlord's predecessor in title) and Tenant, Landlord leased to Tenant a portion of the Property, as said portion is more particularly described in the Lease (such portion of the Property hereinafter referred to as the "***Premises***");

WHEREAS, Tenant acknowledges that Lender will rely on this Agreement in making the Loan to Landlord; and

WHEREAS, Lender and Tenant desire to evidence their understanding with respect to the Mortgage and the Lease as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Tenant covenants, stipulates and agrees that the Lease and all of Tenant's right, title and interest in and to the Property thereunder (including but not limited to any option to purchase, right of first refusal to purchase or right of first offer to purchase the Property (or any portion thereof)) is hereby, and shall at all times continue to be, subordinated and made secondary and inferior in each and every respect to the Mortgage and the lien thereof, to all of the terms, conditions and provisions thereof and to any and all advances made or to be made thereunder, so that at all times the Mortgage shall be and remain a lien on the Property prior to and superior to the Lease for all purposes, subject to the provisions set forth herein. Subordination is to have the same force and effect as if the Mortgage and such renewals, modifications, consolidations, replacements and extensions had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any notice thereof. Tenant hereby acknowledges and agrees that any option to purchase, right of first refusal to purchase or right of

first offer to purchase the Property (or any portion thereof) in the Lease, shall not be exercisable in connection with any exercise of remedies pursuant to the Mortgage or any mezzanine loan secured by the membership interests in Landlord, including: (i) a purchase of the Property (or any portion thereof) at a foreclosure sale, (ii) a transfer of the Property (or any portion thereof) to Lender or its designee pursuant to a deed-in-lieu of foreclosure, (iii) a transfer of the membership interests in Landlord pursuant to a foreclosure of any such mezzanine loan, or (iv) any subsequent sale of the Property (or any portion thereof) by Lender or its designee after such foreclosure or deed-in-lieu of foreclosure or by any mezzanine lender or its designee after such foreclosure of such mezzanine loan. The holder of any such mezzanine loan shall be a third party beneficiary of the foregoing sentence.

2. Lender agrees that if Lender exercises any of its rights under the Mortgage, including entry or foreclosure of the Mortgage or exercise of a power of sale under the Mortgage, Lender will not disturb Tenant's right to use, occupy and possess the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period under any term, covenant or condition of the Lease.

3. If, at any time Lender (or any person, or such person's successors or assigns, who acquires the interest of Landlord under the Lease through foreclosure of the Mortgage or otherwise) shall succeed to the rights of Landlord under the Lease as a result of a default or event of default under the Mortgage, Tenant shall attorn to and recognize such person so succeeding to the rights of Landlord under the Lease (herein sometimes called "***Successor Landlord***") as Tenant's landlord under the Lease, said attornment to be effective and self-operative without the execution of any further instruments. Although said attornment shall be self-operative, Tenant agrees to execute and deliver to Lender or to any Successor Landlord, such other instrument or instruments as Lender or such other person shall from time to time request in order to confirm said attornment.

4. Landlord authorizes and directs Tenant to honor any written demand or notice from Lender instructing Tenant to pay rent or other sums to Lender rather than Landlord (a "***Payment Demand***"), regardless of any other or contrary notice or instruction which Tenant may receive from Landlord before or after Tenant's receipt of such Payment Demand. Tenant may rely upon any notice, instruction, Payment Demand, certificate, consent or other document from, and signed by, Lender and shall have no duty to Landlord to investigate the same or the circumstances under which the same was given. Any payment made by Tenant to Lender or in response to a Payment Demand shall be deemed proper payment by Tenant of such sum pursuant to the Lease.

5. If Lender shall become the owner of the Property or the Property shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage or if the Property shall be transferred by deed in lieu of foreclosure, then:

(a) Notwithstanding anything to the contrary in Section 22.7 of the Lease or elsewhere, Landlord shall, on or after such sale or transfer, remain fully responsible, liable and obligated for all of Landlord's obligations and liabilities under, arising from or relating to this Lease, including but not limited to any and all obligations and liabilities described under Section 5(b), below; and

(b) Lender or any Successor Landlord shall not be:

i. liable for any act or omission of any prior landlord (including Landlord) or bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior landlord (including Landlord); or

ii. obligated to cure any defaults of any prior landlord (including Landlord) which occurred, or to make any payment to Tenant which was required to be paid by any prior landlord (including Landlord), prior to the time that Lender or any Successor Landlord succeeded to the interest of such landlord under the Lease; or

iii. obligated to perform any construction obligations of any prior landlord (including Landlord) under the Lease or liable for any defects (latent, patent or otherwise) in the design, workmanship, materials, construction or otherwise with respect to improvements and buildings constructed on the Property; or

iv. subject to any offsets, defenses or counterclaims which Tenant may be entitled to assert against any prior landlord (including Landlord); or

v. bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one month in advance; or

vi. bound by any amendment, modification, termination or surrender of the Lease made without the written consent of Lender; or

vii. liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, unless and until Lender or any Successor Landlord has actually received said deposit for its own account as the landlord under the Lease as security for the performance of Tenant's obligation under the Lease (which deposit shall, nonetheless, be held subject to the provisions of the Lease).

6. Tenant hereby represents, warrants, covenants and agrees to and with Lender:

(a) to deliver to Lender, by certified mail, return receipt requested, a duplicate of each notice of default delivered by Tenant to Landlord at the same time as such notice is given to Landlord and no such notice of default shall be deemed given by Tenant under the Lease unless and until a copy of such notice shall have been so delivered to Lender. Lender shall have the right (but shall not be obligated) to cure such default. Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord. Tenant further agrees to afford Lender a period of thirty (30) days beyond any period afforded to Landlord for the curing of such default during which period Lender may elect (but shall not be obligated) to seek to cure such default, or, if such default cannot be cured within that time, then such additional time as may be necessary to cure such

default (including but not limited to commencement of foreclosure proceedings) during which period Lender may elect (but shall not be obligated) to seek to cure such default, prior to taking any action to terminate the Lease;

(b) that Tenant is the sole owner of the leasehold estate created by the Lease; and

(c) to promptly certify in writing to Lender, in connection with any proposed assignment of the Mortgage, whether or not any default on the part of Landlord then exists under the Lease and to deliver to Lender any tenant estoppel certificates required under the Lease.

7. Tenant acknowledges that the interest of Landlord under the Lease is assigned to Lender solely as security for the Promissory Note, and Lender shall have no duty, liability or obligation under the Lease or any extension or renewal thereof, unless Lender shall specifically undertake such liability in writing or Lender becomes and then only with respect to periods in which Lender becomes, the fee owner of the Property.

8. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Premises is located (excluding the choice of law rules thereof).

9. This Agreement and each and every covenant, agreement and other provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any successor holder of the Promissory Note) and may be amended, supplemented, waived or modified only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

10. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

Lender's Address: Deutsche Bank AG, New York Branch
60 Wall Street, 10th Floor
New York, New York 10005
Attn: Transaction Management

with a copy to: Cadwalader, Wickersham & Taft LLP
227 West Trade Street, Suite 2400
Charlotte, North Carolina 28202
Attention: James P. Carroll, Esq.

Tenant's Address:	eHealthInsurance Services, Inc. Attn: Rena Lane, VP Human Resources 2875 South Decker Lake Drive, Suite 400 Salt Lake City, UT 84119
With a copy to:	eHealthInsurance Services, Inc. 340 East Middlefield Road Mountain View, CA 94024 Attn: General Counsel
Landlord's Address:	SLC Lake Pointe Equities LLC c/o Felton Properties Inc 520 SW 6th Avenue, Suite 610 Portland, OR 97204
With a copy to:	Brix Law LLP 75 SE Yamhill Street, Suite 202 Portland, OR 97214 Attention: Brad Miller, Partner

11. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage.

12. In the event Lender shall acquire Landlord's interest in the Premises, Tenant shall look only to the estate and interest, if any, of Lender in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as a Successor Landlord under the Lease or under this Agreement, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease, the relationship of the landlord and tenant under the Lease or Tenant's use or occupancy of the Premises or any claim arising under this Agreement.

13. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Lender.

14. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

TENANT:

EHEALTHINSURANCESERVICES, INC.

By: ____________________________
Name: Scott N. Flanders 9/19/16
Title: CEO

LANDLORD:

SLC LAKE POINTE EQUITIES LLC,
a Delaware limited liability company

By: SLC LAKE POINTE SPE LLC,
A Delaware limited liability company,
its Sole Member

By: SLC LAKE POINTE HOLDINGS LLC,
A Delaware limited liability company,
its Managing Member

By: ____________________________
Name: Matthew Felton
Title: Managing Member

LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

TENANT:

ADP, LLC

By: ______________________________

Name:
Title:

LANDLORD:

SLC LAKE POINTE EQUITIES LLC,
a Delaware limited liability company

By: SLC LAKE POINTE SPE LLC,
A Delaware limited liability company,
its Sole Member

By: SLC LAKE POINTE HOLDINGS LLC,
A Delaware limited liability company,
its Managing Member

By: ______________________________

Name: Matthew Felton
Title: Managing Member

LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ______________________________

Name: KEVIN PIVNICK
Title: MANAGING DIRECTOR

By: ______________________________

Name: David Bush
Title: Vice President

LENDER'S ACKNOWLEDGEMENT

STATE OF)
) SS.
COUNTY OF ________)

I, ____________________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ________________, personally known to me to be the ____________ of [__________], whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that, in such capacity, (s)he signed and delivered the said Instrument of writing as __________ of said ________________, as his/her free and voluntary act and as the free and voluntary act and deed of said entity for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this _____ day of ____________, 2___.

____
Notary Public

My Commission expires: ______________________________

TENANT'S ACKNOWLEDGEMENT

STATE OF California)
) SS.
COUNTY OF Santa Clara)

I, Laura Louise Henrikson, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Scott N. Flanders, personally known to me to be the CEO of eHealth Insurance Services Inc. a Delaware Corporation, whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that, in such capacity, (s)he signed and delivered the said Instrument of writing as his/her free and voluntary act and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 19 day of September, 2016

Laura L Henrikson
Notary Public

My Commission expires: March 26, 2017

LAURA LOUISE HENRIKSON
Commission # 2011932
Notary Public - California
Santa Clara County
My Comm. Expires Mar 26, 2017

LANDLORD'S ACKNOWLEDGEMENT

STATE OF OREGON________)
) SS.
COUNTY OF MULTNOMAH___)

I, Marianne Majors, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Matthew Felton, personally known to me to be the Manager of **SLC Lake Pointe Equities LLC**, a Delaware limited liability company, whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that, in such capacity, (s)he signed and delivered the said Instrument of writing as his/her free and voluntary act and as the free and voluntary act and deed of said entity for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 26 day of September, 2016

Marianne L Majors
Notary Public

My Commission expires: 3/4/19

OFFICIAL STAMP
MARIANNE LOUISE MAJORS
NOTARY PUBLIC - OREGON
COMMISSION NO. 936910
MY COMMISSION EXPIRES MARCH 04, 2019

LENDER'S ACKNOWLEDGEMENT

STATE OF New York)
COUNTY OF New York) SS.

I, Theresa Ellel, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that David Bush, personally known to me to be the Vice President of DB AG NY whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that, in such capacity, (s)he signed and delivered the said Instrument of writing as Vice President of said DB AG NY, as his/her free and voluntary act and as the free and voluntary act and deed of said entity for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 20th day of September, 2016.

Notary Public

Theresa Ellel
Notary Public - State of New York
No. 01EL6276003
Qualified in Queens County
My Commission Expires 2/4/2017

My Commission expires: __________

Exhibit A

Legal Description of Property

(Attached)

Exhibit ____

Legal Description

Real property in Salt Lake County, State of Utah, described as follows:

PARCEL 1:

BEGINNING AT A POINT SOUTH 0°02'15" EAST ALONG THE NORTH-SOUTH CENTER SECTION LINE 17.00 FEET AND SOUTH 89°57'30" WEST ALONG THE CENTERLINE OF 2700 SOUTH STREET 693.00 FEET AND SOUTH 00°02'02" EAST 913.79 FEET FROM THE NORTH ONE QUARTER CORNER OF SECTION 27, TOWNSHIP 1 SOUTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, AND RUNNING THENCE SOUTH 00°02'02" EAST 258.16 FEET; THENCE SOUTH 348.36 FEET; THENCE SOUTH 73°19'48" WEST 155.49 FEET; THENCE NORTH 45°00'00" WEST 350.00 FEET; THENCE SOUTH 59°44'20" WEST 236.18 FEET; THENCE NORTH 45°00'00" WEST 70.48 FEET TO A POINT OF A 425.00 FOOT RADIUS CURVE TO THE RIGHT; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE 242.10 FEET; THENCE WEST 15.34 FEET; THENCE NORTH 8°01'21" WEST 73.93 FEET TO A POINT OF A 215.00 FOOT RADIUS CURVE TO THE LEFT; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE 136.30 FEET TO A POINT ON THE EASTERLY LINE OF WIDENED DECKER LAKE DRIVE (1935 WEST STREET) BY THAT CERTAIN SPECIAL WARRANTY DEED RECORDED JULY 19, 2010 AS DOCUMENT NO. 10992767 IN BOOK 9841 PAGE 6226 OF OFFICIAL RECORDS, AND TO A POINT IN A NONTANGENT 1407.33-FOOT RADIUS CURVE TO THE LEFT; THENCE NORTHEASTERLY 174.51 FEET ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 7°06'17", CHORD TO SAID CURVE BEARS NORTH 35°38'20" EAST FOR A DISTANCE OF 174.40 FEET; THENCE SOUTH 55°53'10" EAST 60.86 FEET; THENCE SOUTH 45°00'00" EAST 210.00 FEET; THENCE NORTH 45°00'00" EAST 154.21 FEET; THENCE NORTH 89°47'17" EAST 440.00 FEET TO THE POINT OF BEGINNING.

(FOR INFORMATIONAL PURPOSES ONLY: KNOWN AS TAX PARCEL NO.'S 15-27-126-091-0000 & 15-27-126-092-0000)